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                                                                    Exhibit 10.8

             AMENDMENT NO.1 TO GUARANTEED, UNSECURED PROMISSORY NOTE

          THIS AMENDMENT NO.1 (this "AMENDMENT") is made as of September 30, 1998, by and among Morning Pride Manufacturing L.L.C., a Delaware limited liability company (the "COMPANY") and William and Mary Grilliot (collectively, the "GRANTEES"). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in the Note (hereinafter defined).

     WHEREAS, the Company executed a Guaranteed, Unsecured Promissory Note in the principal amount of $2,924,000, dated as of August 14, 1998(the "NOTE"); and

     WHEREAS, the parties hereto desire to amend the Note in the manner described herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

          Section 1.1    AMENDMENTS.

          a. AMENDMENT TO TERM SENIOR DEBT. The Note is hereby amended by deleting the first full paragraph on page four (4) of the Note in its entirety and replacing it with the following paragraph:

     As used in this Note, (i) the term "Senior Debt" means all (a) all obligations of NSP and/or any of its direct or indirect subsidiaries arising in respect of the Credit Agreement, dated as of October 2, 1998, among NSP, North Safety Products Corp., Maker, as borrowers, the several lenders from time to time parties thereto, the syndication agent, documentation agent and administration agent, (b) obligations arising under guarantees executed by NSP, Maker or any of their direct or indirect subsidiaries of items described in (a) above, and (c) renewals, extensions, refundings, deferrals, restructurings, amendments, and modifications of the items described in (a) and/or (b) above, and, in each case, including, without limitation, principal, interest and dividends accruing before and after any bankruptcy, insolvency, reorganization or other relief with respect to debts (whether or not a claim for post-filing or post-petition interest or dividends is allowed in such proceeding), premiums, penalties, fees, expenses or other amounts, and, in each case, regardless of whether direct or indirect, now existing or hereafter arising, absolute or contingent, secured or unsecured, or long-term or short-term, (collectively, the "Obligations") (other than the Obligations (a) evidenced by the Bridge Securities Purchase Agreement and, if the Company so designates, any amendments, modifications or refinancings thereof and any increasing rate notes issued pursuant to the Bridge Securities Purchase Agreement or any other securities, notes, bonds, agreements or documents to which the obligations thereunder are convertible or exchangeable and (b) evidenced by this Note) and (ii) "Senior Debt Documents" means each document, instrument or agreement evidencing, securing, guaranteeing or otherwise executed in connection with any of the Senior Debt. As used in this Note, the term "Bridge Securities Purchase Agreement" means that Bridge Securities Purchase Agreement, dated October 2, 1998, among Norcross Safety Products L.L.C., North Safety Products Corp., Morning Pride Manufacturing L.L.C. and each of the other signatories thereto.

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          b.    AMENDMENT TO REFERENCE TO COLLATERAL AGENT. The Note is hereby amended by deleting the references to "First Security Bank, National Association" and replacing such references with "the collateral agent as designated by a majority of the holders of the unpaid principal amount of the Senior Debt".

          Section 2.1    MISCELLANEOUS.

          a. COUNTERPARTS. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Amendment.

          b. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF ILLINOIS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF ILLINOIS.

          c. FULL FORCE AND EFFECT. The Note (as amended hereby) shall remain in full force and effect.

                                *  *  *  *  *  *

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment
No. 1 to the Guaranteed, Unsecured Promissory Note on the date first written above.


                                       MORNING PRIDE MANUFACTURING L.L.C.

                                       /s/ Robert A. Peterson
                                       ----------------------------
                                       By:
                                       Its: PRESIDENT


                                       PAYEES:

                                       /s/ William Grilliot
                                       ----------------------------
                                       William Grilliot


                                       /s/ Mary Grilliot
                                       ----------------------------
                                       Mary Grilliot


AGREED AND ACCEPTED AS OF _____, 1998.

HOLDERS OF SENIOR DEBT.

THE PROVIDENT BANK.


By:
   ----------------------------
   Title:

JOHN HANCOCK MUTUAL LIFE
 INSURANCE COMPANY


By:
   ----------------------------
   Title:

                                      - 3 -
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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment
No. 1 to the Guaranteed, Unsecured Promissory Note on the date first written above.

                                       MORNING PRIDE MANUFACTURING, L.L.C.


                                       ----------------------------
                                       By:
                                       Its:


                                       PAYEES:


                                       ----------------------------
                                       William Grilliot


                                       ----------------------------
                                       Mary Grilliot


AGREED AND ACCEPTED AS OF ______, 1998:

HOLDERS OF SENIOR DEBT.

THE PROVIDENT BANK.


By: /s/ [ILLEGIBLE]
   -----------------------------
   Title: Vice President

JOHN HANCOCK MUTUAL LIFE
 INSURANCE COMPANY


By:
   ----------------------------
   Title:

                                      - 3 -
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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment
No. 1 to the Guaranteed, Unsecured Promissory Note on the date first written above.

                                       MORNING PRIDE MANUFACTURING, L.L.C.


                                       ----------------------------
                                       By:
                                       Its:


                                       PAYEES:


                                       ----------------------------
                                       William Grilliot


                                       ----------------------------
                                       Mary Grilliot


AGREED AND ACCEPTED AS OF ______, 1998:

HOLDERS OF SENIOR DEBT:

THE PROVIDENT BANK


By:
   ----------------------------
   Title

JOHN HANCOCK MUTUAL LIFE
 INSURANCE COMPANY


By: /s/ [ILLEGIBLE]
   ----------------------------
   Title:  Senior Investment Officer

                                      - 3 -